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                                                                   EXHIBIT 10.10

                                 TRANSDIGM INC.
                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT

                                                                    June 4, 2002

DEUTSCHE BANK SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
c/o Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York  10019

Ladies and Gentlemen:

          TransDigm Inc., a Delaware corporation (the "COMPANY"), and TransDigm Holdings Company, a Delaware corporation which owns 100% of the outstanding capital stock of the Company ("HOLDINGS" together with the Company and the Guarantors (as defined in Section 1 below), the "ISSUERS"), hereby confirm their agreement with you (the "INITIAL PURCHASERS"), as set forth below (the "PURCHASE AGREEMENT" or this "AGREEMENT").

          1. THE SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $75,000,000 aggregate principal amount of its 10 3/8% Senior Subordinated Notes due 2008 (the "NOTES"). The Notes will be unconditionally guaranteed ( the "GUARANTEES", and together with the Notes, the "SECURITIES") on a senior subordinated basis by Holdings, Adams Rite Aerospace, Inc., Champion Aerospace Inc., Christie Electric Corp., Marathon Power Technologies Company and ZMP, Inc. (collectively, the "GUARANTORS"). The Securities are to be issued under an indenture (the "INDENTURE") dated as of December 3, 1998 as supplemented on April 23, 1999 and June 26, 2001 by and among the Company, the Guarantors and State Street Bank and Trust Company, as trustee (the "TRUSTEE").

          The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities

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                                       -2-

Act of 1933, as amended (the "ACT"), in reliance on exemptions therefrom.

          In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated May 29, 2002 (the "PRELIMINARY MEMORANDUM"), and a final offering memorandum dated June 4, 2002 (the "FINAL MEMORANDUM"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "MEMORANDUM") setting forth or including, among other things, a description of the terms of the Securities, a description of the terms of the offering of the Securities, and a description of the Issuers and any material developments relating to the Issuers occurring after the date of the most recent historical financial statements included therein.

          The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company and the Guarantors have agreed, among other things, to file a registration statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") registering the Securities, or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

          2. REPRESENTATIONS AND WARRANTIES. Each of the Issuers, jointly and severally, represents and warrants to and agrees with the Initial Purchasers that:

          (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by

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                                       -3-

the Initial Purchasers expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

          (b) The only subsidiary of Holdings is the Company and the only subsidiaries of the Company are those entities listed on Schedule II attached hereto (such subsidiaries of the Company, collectively the "Subsidiaries"); all of the outstanding shares of capital stock of the Company and the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of the Company and the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Final Memorandum there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company and the Subsidiaries outstanding. Except for the Company (with respect to Holdings) and the Subsidiaries, neither Holdings nor the Company own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

          (c) Each of the Issuers is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Issuers is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the Issuers, Marathon Power Technologies Limited and TranDigm Export, Inc. taken as a whole (any such event, a "MATERIAL ADVERSE EFFECT").

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          (d)     The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights
Agreement). Each of the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes. The Notes and the Guarantees, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes, have each been duly and validly authorized by the Company and the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Guarantors, and, when executed by the Company and the Guarantors, respectively, and authenticated by the Trustee in accordance with the provisions of the Indenture and when the Notes are delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement or the Exchange Notes or the Private Exchange Notes are issued in accordance with the Registration Rights Agreement, will constitute valid and legally binding obligations of each of the Company and the Guarantors, entitled to the benefits of the Indenture, and enforceable against each of the Company and the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (e) Each of the Issuers has all requisite corporate power and authority to perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized, executed and delivered by the Issuers (assuming the due authorization execution and delivery by the Trustee) and constitutes a valid and legally binding agreement of each of the Issuers, enforceable against the Issuers in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and

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                                       -5-

(ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (f) Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Issuers and, when executed and delivered by the Issuers, will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

          (g) Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Issuers of the transactions contemplated hereby have been duly and validly authorized by each of the Issuers. This Agreement has been duly executed and delivered by each of the Issuers.

          (h) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Issuers of the Securities to the Initial Purchasers or the consummation by the Issuers of the other transactions contemplated hereby, except (i) such as have been obtained (ii) such as would not have a Material Adverse Effect and (iii) such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Securities by the Initial Purchasers and except with respect to the registration of the Exchange Notes and Private Exchange Notes, if applicable, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA. None of the Issuers is (i) in violation of its respective certificate of incorporation or

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                                       -6-

bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except as disclosed in the Final Memorandum and except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "CONTRACTS"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

          (i) The execution, delivery and performance by the Issuers of this Agreement, the Indenture and Registration Rights Agreement and the consummation by the Issuers of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) has not, in the case of the Indenture only, and will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of any of the Issuers, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof and except with respect to the registration of the Exchange Notes and Private Exchange Notes, if applicable, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA) any statute, judgment, decree, order, rule or regulation applicable to any of the Issuers or any of their respective properties or assets, except for any such conflict, breach or violation which

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would not, individually or in the aggregate, have a Material Adverse Effect.

          (j) The audited consolidated financial statements of Holdings included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of Holdings at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The unaudited summary and selected financial and statistical data in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Deloitte & Touche LLP is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

          (k) The audited consolidated financial statements of Federal-Mogul Aviation, Inc. included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of Federal Mogul Aviation, Inc. at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. Ernst & Young LLP is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

          (l) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), (ii) except as stated therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are reasonable and

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                                       -8-

the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (m) Except as set forth in the Final Memorandum, there is not pending or, to the knowledge of the Issuers, threatened any action, suit, proceeding, inquiry or investigation to which any of the Issuers is a party, or to which the property or assets of any of the Issuers are subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to or any of the Issuers, would, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

          (n) Each of the Issuers possesses all licenses, permits, certificates, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities and all courts, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum ("PERMITS"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Issuers has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit except, in each case as would not have a Material Adverse Effect.

          (o) Since the date of the most recent financial statements appearing in the Final Memorandum, except as described therein or contemplated thereby, none of the Issuers has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, condition (financial or otherwise),

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prospects or results of operations of the Issuers, taken as a whole.

          (p) Each of the Issuers has filed all necessary federal, state and foreign income and franchise tax returns, and has paid all taxes shown as due thereon except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect; and other than tax deficiencies which any of the Issuers is contesting in good faith and for which any of the Issuers has provided adequate reserves, there is no tax deficiency that has been asserted against any of the Issuers that would have, individually or in the aggregate, a Material Adverse Effect.

          (q) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuers believe to be reliable and accurate.

          (r) None of the Issuers or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

          (s) Each of the Issuers has good and marketable title to all real property and good title to all personal property described in the Final Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which any of the Issuers is a party or by which any of them is bound are valid and enforceable against such Issuer, and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The Issuers own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary

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to conduct the businesses now or proposed to be operated by them as described in the Final Memorandum, and none of Issuers has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

          (t) There are no legal or governmental proceedings involving or affecting the Issuers or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

          (u) Except as described in the Final Memorandum, or as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Issuers is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Issuers has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Issuers, threatened against any of the Issuers under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by any of the Issuers, (E) none of the Issuers has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of any of the Issuers is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List

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                                      -11-

promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

          For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (v) There is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Issuers which is pending or, to the knowledge of the Issuers, threatened, which would have a Material Adverse Effect.

          (w) To the Issuers knowledge, each of the Issuers carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.

          (x) None of the Issuers has any liability for any prohibited transaction or accumulated funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which any of the Issuers makes or since January 1, 1992 has made a contribution and in which any employee of any Issuers is or has been a participant. With respect to such plans, each Issuer is in compliance in all material respects with all applicable provisions of ERISA.

          (y) Each of the Issuers (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's

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                                      -12-

authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (z) None of the Issuers will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (aa) The Indenture conforms, and the Securities and the Registration Rights Agreement will conform, in all material respects to the descriptions thereof in the Final Memorandum.

          (bb) No holder of securities of any of the Issuers will be entitled to have such securities registered under the registration statement required to be filed by the Issuers pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

          (cc) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of the Company (on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; the Company (on a consolidated basis) is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

          (dd) None of the Issuers or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the

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                                      -13-

Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

          (ee) No securities of any of the Issuers are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

          (ff) None of the Issuers has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

          (gg) None of the Issuers, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("REGULATION S")) with respect to the Notes; the Issuers and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

          Any certificate signed by any officer of any of the Issuers and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by each of the Issuers to the Initial Purchasers as to the matters covered thereby.

          3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and

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                                      -14-

sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Securities in the respective amounts set forth on SCHEDULE 1 hereto from the Issuers at 100.425% of the principal amount of the Notes. One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuers to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Issuers shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on June 7, 2002, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuers, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "CLOSING DATE." The Issuers will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

          4. OFFERING BY THE INITIAL PURCHASERS. The Initial Purchasers propose to make an offering of the Securities at the prices and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

          5. COVENANTS OF THE ISSUERS. Each of the Issuers covenants and agrees with the Initial Purchasers that:

          (a) The Issuers will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time

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                                      -15-

prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent which consent shall not be unreasonably withheld. The Issuers will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any reasonable amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

          (b) The Issuers will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes; PROVIDED, HOWEVER, that in connection therewith, the Issuers shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so qualified or subject.

          (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Securities or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Issuers, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

          (d) The Issuers will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

          (e) The Issuers will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

          (f) For so long as any of the Notes remain outstanding, the Issuers will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Issuers to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by any of the Issuers with the Commission or any national securities exchange on which any class of securities of either of the Issuers may be listed.

          (g) Prior to the Closing Date, the Issuers will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Issuers for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

          (h) None of the Issuers or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that could be integrated with the sale of securities in a manner which would require the registration under the Act of the Securities.

          (i) None of the Issuers will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (j) For so long as any of the Securities remain outstanding, the Issuers will make available at their expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Issuers are then subject to Section 13 or 15(d) of the Exchange Act.

          (k) The Issuers will use their best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the NASD's Portal Market (the "PORTAL MARKET") and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (l) In connection with Securities offered and sold in an off shore transaction (as defined in Regulation S) the Issuers will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.

          6. EXPENSES. The Issuers, jointly and severally agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuers, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto (which will not exceed $5,000), (vi) expenses of the Company in connection with any meetings with prospective investors in the Securities, including one-half of any airplane rental expenses, (vii) fees and expenses of the Trustee including fees and expenses of counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuers agree to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

          7. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Latham & Watkins, special counsel for the Issuers, in form and substance satisfactory to counsel for the Initial Purchasers, as set forth in Exhibit B hereto.

          (b) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

          (c) The Initial Purchasers shall have received from Deloitte & Touche LLP a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers.

          (d) The Initial Purchasers shall have received from Ernst & Young LLP a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers.

          (e) The representations and warranties of the Issuers contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of each Issuers' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the Closing Date; the Issuers shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (f) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (g) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Issuers shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (h) The Initial Purchasers shall have received a certificate of each of the Issuers, dated the Closing Date, signed on behalf of each such
 Issuer by its Chief Executive Officer, President or any Senior Vice President and the Chief Financial Officer or Treasurer, to the effect that:

          (i) The representations and warranties of such Issuer contained in this Agreement are true and correct as if made on and as of the Closing Date, and such Issuer has performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

          (iii) The sale of the Securities hereunder has not been enjoined (temporarily or permanently).

          (i) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Issuers and such agreement shall be in full force and effect at all times from and after the Closing Date.

          (j) The Initial Purchasers shall have received on or before the Closing Date from the Company a true and correct copy of an amendment to the Credit Facility (as defined in the Final Memorandum) (the "Amendment"), which Amendment shall have been executed by all necessary parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any of the provisions of the Amendment as described in the Final Memorandum.

          On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of Holdings and the Subsidiaries as they shall have heretofore reasonably requested from the Issuers.

          All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuers shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

          8. OFFERING OF SECURITIES; RESTRICTIONS ON TRANSFER. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that it is a QIB. Each of the Initial Purchasers agrees with the Issuers (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("non-U.S. purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); PROVIDED, HOWEVER, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum (or, if the Final Memorandum is not in existence, in the most recent Memorandum).

          (b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) they agree that, at or prior to confirmation of sales of the Securities, they will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from them during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

          Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

          9. INDEMNIFICATION AND CONTRIBUTION. (a) The Issuers, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, and each person, if any, who controls the Initial Purchasers within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchasers or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto; or

          (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any legal or other expenses incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, the Issuers will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning any Initial Purchasers furnished to the Issuers by such Initial Purchasers specifically for use therein. The indemnity provided for in this Section 9 will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. The Issuers shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld; PROVIDED FURTHER, that with respect to any such untrue statement or omission made in the Preliminary Memorandum, the indemnity contained in this Section 9(a) (to the extent and only to the extent that such losses, claims, damages or liabilities resulted from the untrue statement or omission described in (B) below) shall not inure to the benefit of an Initial Purchaser if it shall be established that both (A) a copy of the amended or supplemented Memorandum was not sent or given by such Initial Purchaser to the person asserting any such losses, claims, damages or liabilities at or prior to the delivery of the Notes to such person, and (B) the untrue statement or omission in the Preliminary Memorandum was corrected in the amended or supplemented Memorandum unless, in either case, such failure to deliver the amended or supplemented Memorandum was a result of noncompliance by the Company with Section 5(c).

          (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of the Issuers, its directors, its officers and each person, if any, who controls such Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Issuer or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Issuers by such Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by each such Issuer or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. The Issuers shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchasers are or could have been a party, or indemnity could have been sought hereunder by the Initial Purchasers, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchasers.

          (c)     Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by Deutsche Bank Securities Inc. on behalf of the Initial Purchasers in the case of paragraph (a) of this Section 9 or Holdings on behalf of the Issuers in the case of paragraph (b) of this
Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or
(ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Notes (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or the Initial Purchasers on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchasers under this Agreement, less the aggregate amount of any damages that the Initial Purchasers has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Sec-tion 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of either of the Issuers, each officer of either of the Issuers and each person, if any, who controls either of the Issuers within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

          10. SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, indemnities and other statements of each of the Issuers, its officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of either of the Issuers, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11. TERMINATION. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuers given prior to the Closing Date in the event that the Issuers shall have failed, refused or been unable to perform in all material respects all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

          (i) any of the Issuers shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Issuers), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

          (ii) trading in securities of the Issuers or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

          (iii) a banking moratorium shall have been declared by New York or United States authorities or a disruption in securities settlement or clearance services in the United States that would prevent the consummation of the transactions contemplated hereby on the Closing Date;

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Final Memorandum; or

          (v) any securities of the Issuers shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

          12. INFORMATION SUPPLIED BY THE INITIAL PURCHASERS. The statements set forth in the third paragraph, second and fourth through eighth sentences of the sixth paragraph and the third and fourth sentences of the seventh paragraph under the heading "Private Placement" in the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Issuer for the purposes of Sections 2(a) and 9 hereof.

          13. NOTICES. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to (i) c/o Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019,
Attention: Corporate Finance Department; if sent to the Issuers, shall be mailed or delivered to the Issuers at TransDigm Inc., 26380 Curtiss Wright Parkway, Suite 304, Richmond Heights, OH 44143, Attention: Chief Financial Officer; with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Kirk Davenport.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

          14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in
Section 9 of this Agreement
shall also be for the benefit of the directors of either of the Issuers, their officers and any person or persons who control either of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.

          15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

          16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuers and the Initial Purchasers.

                                              Very truly yours,

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                    TRANSDIGM INC.,
                                       as Issuer

                                    By:        /s/ Gregory Rufus
                                        ----------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Vice President, Chief
                                               Financial Officer &
                                               Assistant Secretary.

                                    TRANSDIGM HOLDING COMPANY,
                                       as Guarantor

                                    By:        /s/ Gregory Rufus
                                        ----------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Vice President, Chief
                                               Financial Officer &
                                               Assistant Secretary.

                                    MARATHON POWER TECHNOLOGIES
                                       COMPANY,
                                       as Guarantor

                                    By:        /s/ Gregory Rufus
                                        ----------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Treasurer and Assistant Secretary

                                    ZMP, INC.,
                                       as Guarantor

                                    By:        /s/ Gregory Rufus
                                        -------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Treasurer and Assistant Secretary

                                    ADAMS RITE AEROSPACE, INC.,
                                       as Guarantor

                                    By:        /s/ Gregory Rufus
                                        -------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Treasurer and Assistant Secretary

                                    CHAMPION AEROSPACE INC.,
                                       as Guarantor

                                    By:        /s/ Gregory Rufus
                                        -------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Treasurer and Assistant Secretary

                                    CHRISTIE ELECTRIC CORP.,
                                       as Guarantor

                                    By:        /s/ Gregory Rufus
                                        -------------------------------------
                                        Name:  Gregory Rufus
                                        Title: Treasurer and Assistant Secretary

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

DEUTSCHE BANK SECURITIES INC.,
  as Initial Purchaser

By: /s/ Larry Zimmerman
    ------------------------
    Name: Larry Zimmerman
    Title: Managing Director

By: /s/ Tobias Lewis
    ------------------------
    Name: Tobias Lewis
    Title: Vice President

CREDIT SUISSE FIRST BOSTON CORPORATION,
  as Initial Purchaser

By: /s/ Brent Patry
    ------------------------
   Name: Brent Patry
   Title: Managing Director

                                                                      SCHEDULE I

                                                             Principal Amount of
                                                             Senior Subordinated
                                                             Notes
                                                             -------------------
DEUTSCHE BANK SECURITIES INC..............................      $   45,00,000

CREDIT SUISSE FIRST BOSTON CORPORATION....................         30,000,000

                                                                -------------
        Total                                                   $  75,000,000

                                   SCHEDULE II

Adams Rite Aerospace, Inc.
Champion Aerospace Inc.
Christie Electric Corp.
Marathon Power Technologies Company
Marathon Power Technologies Limited
TransDigm Export, Inc.
ZMP, Inc.

                                                                       EXHIBIT A

                         [Registration Rights Agreement]

                                       -2-